UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2012

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 30, 2012, AmeriCredit Financial Services, Inc. (“AmeriCredit”), a wholly-owned subsidiary of General Motors Financial Company, Inc. (“GM Financial”), entered into an amendment to certain transaction documents with each lender party thereto, Deutsche Bank AG, New York Branch, as an administrative agent for the lenders, and JPMorgan Chase Bank, N.A., as an administrative agent for the lenders, concerning the GMF Leasing Warehouse Trust revolving warehouse credit facility under which AmeriCredit may borrow up to $600 million backed by the 2011-A Exchange Note, which is secured by certain automobile lease agreements and the related leased vehicles of ACAR Leasing Ltd., a subsidiary of AmeriCredit, that meet certain eligibility requirements. The amendment extended the commitment termination date from January 30, 2012 through January 28, 2013 and made certain technical amendments that are not material. The foregoing description of the amendment is qualified in its entirety by reference to the document attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Affiliates of Deutsche Bank AG, New York Branch and JPMorgan Chase Bank, N.A. have also performed investment banking and advisory services for GM Financial and certain of its subsidiaries from time to time.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired

None.

(b)	Pro forma financial information

None.

(c)	Shell company transactions

None.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit

10.1	Second Omnibus Amendment to the Credit and Security Agreement, the 2011-A Exchange Note Supplement, the Indenture, the Note Purchase Agreement, the Amended and Restated Servicing Agreement and the 2011-A Servicing Supplement, dated January 30, 2012, by and among GMF Leasing Warehouse Trust, as Issuer, AmeriCredit Financial Services, Inc., ACAR Leasing Ltd., as Titling Trust, GMF Leasing LLC, as Seller, APGO Trust, as Settlor, Deutsche Bank AG, New York Branch, as an Administrative Agent (under the Note Purchase Agreement) and as Agent for the DB Purchaser Group, JPMorgan Chase Bank, N.A., as an Administrative Agent (under the Note Purchase Agreement) and as Agent for the JPM Purchaser Group, and Wells Fargo Bank, National Association, as Administrative Agent (under the 2011-A Exchange Note Supplement and the Credit and Security Agreement), Collateral Agent, Indenture Trustee and 2011-A Exchange Noteholder

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: February 2, 2012	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

10.1	Second Omnibus Amendment to the Credit and Security Agreement, the 2011-A Exchange Note Supplement, the Indenture, the Note Purchase Agreement, the Amended and Restated Servicing Agreement and the 2011-A Servicing Supplement, dated January 30, 2012, by and among GMF Leasing Warehouse Trust, as Issuer, AmeriCredit Financial Services, Inc., ACAR Leasing Ltd., as Titling Trust, GMF Leasing LLC, as Seller, APGO Trust, as Settlor, Deutsche Bank AG, New York Branch, as an Administrative Agent (under the Note Purchase Agreement) and as Agent for the DB Purchaser Group, JPMorgan Chase Bank, N.A., as an Administrative Agent (under the Note Purchase Agreement) and as Agent for the JPM Purchaser Group, and Wells Fargo Bank, National Association, as Administrative Agent (under the 2011-A Exchange Note Supplement and the Credit and Security Agreement), Collateral Agent, Indenture Trustee and 2011-A Exchange Noteholder